UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 4, 2001


                           PROMEDCO MANAGEMENT COMPANY
              (Exact name of registrant as specified in its charter)

        Delaware                          0-21373                75-2529809
(State or other jurisdiction            (Commission             (IRS Employer
     of incorporation)                  File Number)         Identification No.)

                      801 Cherry Street, Suite 1450 76102
               (Address of principal executive offices) (Zip code)

         Registrant's telephone number, including area code (817) 335-5035


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Item 3.  Bankruptcy or Receivership.

As more fully described in the attached press release, on April 4, 2001 ProMedCo Management Company filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PROMEDCO MANAGEMENT COMPANY



                                            By:      /s/ ROBERT D. SMITH
                                                 ----------------------------
                                                     Robert D. Smith
                                                 Senior Vice President-Finance